                                                                       EXHIBIT 6

                    (FORM OF STOCK CERTIFICATE - FRONT SIDE))

NUMBER                                                                    SHARES


                               ANIMAS CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


          Par Value $0.01                                  CUSIP
                                          SEE REVERSE FOR CERTAIN DEFINITIONS


This certifies that


is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                               ANIMAS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, By-Laws, and all Amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                            (SEAL)
----------------------------                      ------------------------------
A. Peter Parsons                                  Katherine D. Crothall
Secretary                                         President and Chief
                                                  Executive Officer


                       COUNTERSIGNED AND REGISTERED:

                                       STOCKTRANS, INC.
                                       44 West Lancaster Ave.
                                       Ardmore, PA 19003


                       BY                  TRANSFER AGENT
                                           AND REGISTRAR


                                           AUTHORIZED SIGNATURE

                     (Form of Stock Certificate - Back Side)

                               ANIMAS CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties

JT TEN   -  as joint tenants with right of
            survivorship and not as tenants in
            common

UNIF GIFT MIN ACT -            Custodian
                    ----------           ----------
                     (Cust.)              (Minor)
             under Uniform Gifts to Minors
             Act
                    ------------------------
                          (State)


                Additional abbreviations may also be used though
                             not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


 ----------------------------------------------


 ----------------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                                          Shares
------------------------------------------------------------------------


of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                     -------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------



                                            ------------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            certificate in every particular,
                                            without alteration or enlargement,
                                            or any change whatsoever.


Signature(s) Guaranteed:


-------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.